UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	000-09881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way

P.O. Box 459

Edinburg, VA 22824

(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2026, Shenandoah Telecommunications Company (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders:

Proposal 1 – Election of Directors

The following Director nominees were elected.

Matthew S. DeNichilo, Kenneth L. Quaglio and Michael A. Rhymes will serve a three (3) year term expiring at the Company’s annual meeting of shareholders in 2029.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew S. DeNichilo	36,148,022	559,070	79,070	8,045,543
Kenneth L. Quaglio	35,884,385	813,946	87,831	8,045,543
Michael A. Rhymes	36,117,763	591,831	76,568	8,045,543

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of RSM US LLP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,613,720	79,837	138,148	-

Proposal 3 - Non-Binding Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding basis, the compensation paid to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,844,332	790,299	151,531	8,045,543

Item 7.01.	Regulation FD Disclosure.

On April 21, 2026, following the formal portion of the Annual Meeting, Mr. Christopher French, Executive Chairman of the Board, Mr. Edward McKay, President and CEO and Mr. James Volk, Senior Vice President of Finance and CFO, provided a brief presentation on the Company. The presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Materials from the Annual Meeting, dated April 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: April 22, 2026	/s/ Angela M. Olsen
Angela M. Olsen
Vice President – Legal and General Counsel